Proxy

ANNUAL GENERAL MEETING OF MEMBERS OF

Dejour Enterprises Ltd. (the "Corporation")

TO BE HELD AT Terminal City Club
837 West Hastings Street,
Vancouver, British Columbia, V6C 1B6

ON FRIDAY, JUNE 3RD, 2005, AT 9:00 AM

The undersigned member ("Registered Shareholder") of the Corporation hereby appoints, ROBERT L. HODGKINSON, the Chief Executive Officer, Chairman and a Director of the Corporation, or failing this person, DOUGLAS W. CANNADAY, President and a Director of the Corporation, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Corporation and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

		For		Withhold
1.	To appoint Dale Matheson Carr-Hilton Labonte. as auditors of the Corporation			
2.	To determine the number of Directors at five (5)			
3.	To elect as Director, ROBERT L. HODGKINSON			
4.	To elect as Director, DOUGLAS W. CANNADAY			
5.	To elect as Director, CHARLES A. HODGKINSON			
6.	To elect as Director, LLOYD A. CLARK			
7.	To elect as Director, ARCHIBALD J. NESBITT			
8.	To authorize the Directors to fix the auditors' remuneration			
9.	To pass an ordinary resolution to amend the Company's stock option plan to increase the number of shares reserved for issuance thereunder.			
10.	To pass an ordinary resolution of disinterested shareholders approving a limit on grants to insiders under the Stock Option Plan of 20% of the outstanding shares.			
11.	To approve the continuance of the Corporation from the Province of Ontario to the Province of British Columbia			
12.	To transact such other business as may properly come before the Meeting			

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE: ______________________________

Please Print Name: ______________________________

Date: ______________________________

Number of Shares Represented by Proxy: ______________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1. **This Proxy is solicited by the Management of the Corporation.**

2. This form of proxy ("Instrument of Proxy") ***must be signed*** by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and ***if executed by an attorney, officer, or other duly appointed representative***, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. ***If this Instrument of Proxy is not dated*** in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada.

4. ***A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person***, may simply register with the scrutineers before the Meeting begins.

5. ***A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions***, may do the following:

   (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

   OR

   (b) appoint another proxyholder, who need not be a Registered Shareholder of the Corporation, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. ***The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll*** **of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Where no choice is specified by a shareholder on a resolution shown on this form of proxy, or where instructions on this form of proxy are uncertain, the persons named in this form of proxy will vote the shares represented by the form of proxy as if the member had specified an affirmative vote. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.**

If a Registered Shareholder has submitted an Instrument of Proxy, ***the Registered Shareholder may still attend the Meeting and may vote in person***. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at either the head office of the Corporation at 1100 – 808 West Hastings Street, Vancouver, B.C. V6C 2X4 **Fax: (604) 638-5051** or office of **Computershare Trust Company of Canada** by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North America: 1-866-249-7775 Outside North America: (416) 263-9524